EXHIBIT 32.1

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to section 906 of the  Sarbanes-Oxley  Act  of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United Stated Code, the undersigned officer of AmeriResource Technologies, Inc. (the "Company"), does herby certify, to such officer's knowledge, that:

      (a) the Annual report on Form 10-KSB for the year ended December 31, 2006 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (b) the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: May 9, 2007

/s/ Delmar Janovec
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Delmar Janovec
Chief Executive Officer and
Principal Financial Officer